UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 28, 2019

Sunrun Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
595 Market Street, 29th Floor
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2019, a wholly owned subsidiary of Sunrun Inc. (the "Company") entered into an amendment (the "Amendment") to a syndicated, senior secured credit facility ("Credit Facility"), which was entered into with various lenders on October 20, 2017 and filed on March 6, 2018 as Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2017. The Credit Facility had an initial balance of $234.5 million, is non-recourse to Sunrun and is secured by net cash flows from power purchase agreements and leases available to the borrower after distributions to tax equity investors and payment of certain operating, maintenance and other expenses, and matures on October 20, 2024.

The Amendment amends certain terms of the Credit Facility, including:

•
Reducing the interest rate (i) for the period from June 28, 2019 until October 31, 2021, from LIBOR + 275 basis points to LIBOR + 212.5 basis points and (ii) for the period from and after October 31, 2021, from LIBOR + 300 basis points to LIBOR + 212.5 basis points;

•	Reopening the availability period for a period from June 28, 2019 to December 31, 2019 (the “New Availability Period”);

•	Subject to the occurrence of a borrowing during the New Availability Period, increasing the maximum advance rate from 68% of the borrowing base to 72%; and

•	Increasing total loan commitments available by $16.0 million to $250.5 million and increasing the total letter of credit facility commitments by $2.5 million to $12.5 million.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele General Counsel

Date: July 2, 2019